SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549


                                  FORM 8-K


                               CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         Date of report: September 4, 2003
                Date of earliest event reported: September 3, 2003




                                 PFIZER INC.
           (Exact name of registrant as specified in its charter)

           Delaware                1-3619                13-5315170
      (State or other         (Commission File        (I.R.S. Employer
       jurisdiction of           (Number)           Identification No.)
       incorporation)


            235 East 42nd Street                            10017
            New York, New York                           (Zip Code)
                  (Address of principal executive offices)


              Registrant's telephone number, including area code:
                               (212) 573-2323


Item 7(c).  Exhibits

Exhibit 99  -  Press Release of Pfizer Inc. dated
               September 3, 2003 providing earnings projections on an adjusted and GAAP basis for 2003 and 2004 in conjunction with upcoming investor conference presentations.

Item 9. Regulation FD Disclosure

On September 3, 2003, Pfizer Inc. issued a press release providing earnings projections on an adjusted and GAAP basis for 2003 and 2004 in conjunction with upcoming investor conference presentations. A copy of the press release is furnished as Exhibit 99 to this report and is incorporated herein by reference.





                                   SIGNATURE

Under the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the authorized undersigned.

                            PFIZER INC.


                            By:/s/Margaret M.Foran
                              ____________________________
                               Margaret M. Foran
                               Title: Vice President-Corporate
                               Governance and Secretary



Dated: September 4, 2003






                                 EXHIBIT INDEX

Exhibit No.    Description

99             Press Release of Pfizer Inc. dated
               September 3, 2003 providing earnings projections on an adjusted and GAAP basis for 2003 and 2004 in conjunction with upcoming investor conference presentations.